                                                                    Exhibit 10-1

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.



         THIS AGREEMENT is made effective the 17th day of March 1995 BETWEEN:

         (1) Chartered Semiconductor Manufacturing Pte Ltd ("CSM"), a company incorporated in Singapore with its registered office at 2 Science Park Drive, Singapore Science Park, Singapore 0511; and

         (2) Analog Devices B.V. ("Customer"), a Netherlands corporation with its principal place of business at Beneluxweg 27, 4904 SJ Oosterhout, The Netherlands.


         WHEREAS


         (A) CSM has invited subscriptions for shares in its share capital to fund the establishment of a second wafer manufacturing facility in Singapore ("FABII").

         (B) Customer has pursuant to the Analog Devices Subscription and Participation Agreement of even date hereof ("Analog Devices Subscription Agreement") agreed to subscribe for shares in the capital of CSM.

         (C) It is a term of the Analog Devices Subscription Agreement that the parties herein enter into this Agreement for the provision of wafer manufacturing capacity in FABII to Customer upon the terms herein.


         NOW THEREFORE IT IS HEREBY AGREED as follows:


         1.   DEFINITIONS
              -----------

         1.1 In this Agreement, unless otherwise defined herein or the context otherwise requires, the following words and expressions shall bear the following meanings:

                   "Minimum Threshold Level" means an aggregate investment of a minimum of ******************************************************
              *****in the capital of the Company;

              "Parties" means CSM and Customer;

              "Wafer" means a completed eight-inch silicon wafer;

              "Wafer Capacity Allocation" means Wafer manufacturing capacity to be made available to Customer pursuant to Clause 2;

              "S$" means the lawful currency of Singapore;

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.




              "US$" means the lawful currency of the United States of America.

         1.2 References to Recitals and Clauses are references to recitals and clauses of this Agreement.

         1.3 The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

         1.4 Unless the context otherwise requires, words denoting the singular number shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing a person shall include a company or corporation and vice versa.


         2.   WAFER MANUFACTURING CAPACITY
              ----------------------------

         2.1  WAFER CAPACITY ALLOCATION
              -------------------------

              Subject to the provisions herein, CSM will provide Wafer processing services to Customer at FABII for the fabrication of Wafers. Customer's Wafer Capacity Allocation will be determined by the aggregate amount of share capital to be subscribed by Customer in the capital of CSM pursuant to the Analog Devices Subscription Agreement. A commitment to subscribe for an aggregate of no less than the Minimum Threshold Level will entitle Customer to *** Wafers per month. The Wafer Capacity Allocation for a greater subscription commitment will be pro-rated at the rate of *** Wafers per month to ********* 'B' Ordinary Shares for every Subscription Share as defined in the Analog Devices Subscription Agreement beyond the Minimum Threshold Level. Such Wafer Capacity Allocation is subject to change in accordance with Clauses 2.2,
              3.1.4 and 3.1.5 hereof and to Clauses 4.2 (Effect on Wafer Manufacturing Capacity) and 10.4 (Effect on ADI's Wafer Manufacturing Rights Upon Transfer) of the Analog Devices Subscription Agreement.

         2.2  CAPACITY ALLOCATION DURING RAMP-UP PERIOD
              -----------------------------------------

              2.2.1     Customer  acknowledges  that  the   total   Wafer
                        Capacity Allocation made available to it is **** Wafers per month.

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.




              2.2.2 Customer hereby agrees that it will have first priority on available capacity up to an aggregate of **** wafers per month and that during FABII's ramp-up period, Customer's Wafer Capacity Allocation will be pro-rated in accordance with its shareholding in CSM relative to the shareholdings of other shareholder-customers of CSM who have entered into manufacturing agreements with CSM.

         2.3  ADDITIONAL FABII CAPACITY
              -------------------------

              2.3.1     In addition to the Wafer Capacity Allocation,
                        Customer together with other shareholder-customers of CSM who have entered into manufacturing agreements with CSM shall have a first right of refusal on additional available FABII capacity at the price set forth in Clause 6.2 and on terms which the Parties agree to negotiate in good faith save that if such additional capacity falls short of the demand from all shareholder-customers, such capacity shall be allocated to Customer and the other shareholder-customers pro-rata to their equity holding in CSM.

              2.3.2     Any supply and purchase of additional available
                        capacity pursuant to Clause 2.3.1 shall be subject to the conclusion of a wafer supply agreement embodying the terms agreed between the Parties. The terms of such wafer supply agreement shall include, inter alia, (a) Customer's purchase commitment, and (b) a provision that where Customer's actual orders fall below the purchase commitment and CSM is unable to sell the excess capacity to third parties, then Customer shall reimburse CSM for the unsold capacity *************************
                        **************************.


         2.4  MANUFACTURING AGREEMENT
              -----------------------

              Notwithstanding any other provisions of this Agreement or the Analog Devices Subscription Agreement, Customer may, provided that there are no outstanding breaches by it of the Manufacturing Agreement and the Analog Devices Subscription Agreement, by prior written notice assign the right to purchase Wafers to an Affiliate (as defined in the Analog Devices Subscription Agreement), but this shall not in any way relieve such Customer from any obligations hereunder.

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.





         3.   FORECASTS
              ---------

         3.1  ******* ROLLING FORECAST
              ------------------------

              3.1.1 Customer shall provide to CSM on a monthly basis, its rolling ********* forecast of its monthly volume requirements. The first ********* of each ********* forecast shall be firm and shall be backed by purchase orders. The initial ******* forecast shall be accompanied by firm orders for the first ********. Notwithstanding the foregoing, forecasts during such first ********* shall be subject to adjustments (consistent with CSM's cycle time) as determined by mutual agreement to be negotiated between Customer and CSM subsequent to this Agreement. Every subsequent monthly forecast shall be accompanied by a firm order for the month immediately following the last month in respect of which a firm order was given.

              3.1.2     Best Estimate
                        -------------

                        Customer's forecasts shall represent Customer's good faith estimate of Wafer requirements.

              3.1.3     Forecast Below Allocation
                        -------------------------

                        Subject to Clause 2 hereof, CSM shall make available manufacturing capacity for the Wafers included in the current forecast. If Customer's forecast indicates that it does not expect to use the maximum capacity that is available to it during a particular period, CSM may allocate the available capacity to other customers for such period and in such manner as it deems fit.

              3.1.4     Shortfall of Actual Orders to Forecast
                        --------------------------------------

                   Where for any consecutive ******* period, Customer's actual monthly orders fall below the firm monthly forecast by more than ***, CSM reserves the right to re-allocate the Customer's unused Wafer Capacity Allocation as it deems fit to other customers.

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.




              3.1.5     Reinstatement of Capacity
                        -------------------------

                   Customer may request a reinstatement of its Wafer Capacity Allocation lost pursuant to Clause 3.1.4 by giving CSM at least ********* written notice. CSM will use its reasonable efforts to agree such reinstatement taking into consideration the forecast demands of its other customers but in no case will such reinstatement be made more than ******** after receipt of said notice.

              3.1.6     Quantity
                        --------

                   CSM shall use its best efforts to deliver the exact quantity of Wafers ordered with each purchase order. However, if for each purchase order the aggregate quantity of Wafers delivered by CSM is within ******* **************** of the quantity ordered, such quantity shall constitute compliance with Customer's purchase order. In the event CSM fails to deliver at ********* of Customer's purchase order within the agreed delivery period, at Customer's request CSM shall make up the shortfall by shipments over the next ******* period or such other period as may be mutually agreed in writing.

         4.   LICENSE
              -------

              The Parties agree that any license for the use of Customer's proprietary technology required for the manufacture of Wafers for Customer shall be on terms to be agreed between CSM and Customer and the subject of a separate agreement.


         5.   ACCEPTANCE, QUALITY AND RELIABILITY CRITERIA
              --------------------------------------------

              As soon as practicable following the execution of this Agreement, the Parties shall negotiate in good faith mutually agreed upon specifications for Wafer acceptance, quality and reliability criteria.

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.





         6.   PRICING AND PAYMENT
              -------------------

         6.1  PRICING FOR WAFER CAPACITY ALLOCATION
              -------------------------------------

              The price to be paid by Customer for Wafers purchased pursuant to Clause 2.1 shall be ********************************
              *****************************************************************
              *****************************************************************
              *************************************************** for equivalent processes contracted or subsequently contracted for delivery to any party (including, without limitation, any other shareholder -customer) at any time during the period Wafers are to be delivered to Customer and only for Wafers delivered during the period Wafers are being delivered to such third party.

         6.2  PRICING FOR ADDITIONAL CAPACITY
              -------------------------------

              The price payable for Wafers purchased by Customer pursuant to Clause 2.3 hereof shall be **************** on mutually agreed commercial terms.

         6.3  INVOICE AND PAYMENT
              -------------------

              CSM will invoice Customer for Wafers purchased by Customer upon notification by CSM to Customer that the Wafers are available for collection at CSM's premises in Singapore. Payment in full in United States dollars for the invoice will be due within ** days of receipt of such invoice. CSM reserves the right to impose late payment charges at ** percent per month (or if such rate is not allowed by law at the highest rate permissible by applicable law) on amounts remaining unpaid on due date till the date of actual payment.

         6.4  LETTER OF CREDIT
              ----------------

              In the event Customer fails or neglects to pay within the stipulated time, CSM reserves the right to require Customer to provide an irrevocable, confirmed letter of credit from a bank licensed to carry on banking business in Singapore in favour of CSM for any subsequent purchase orders. Such letter of credit to be established within 14 days of the receipt of a Customer's purchase order by CSM. The letter of credit must be payable at the issuing bank by sight draft to CSM's order.

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.




         7.   DELIVERY OF PRODUCTS
              --------------------

              The Wafers will be made available for collection from CSM's premises in Singapore. CSM will notify Customer or its designated agent in Singapore confirming that the acceptance criteria has been fulfilled and the date of availability of collection.


         8.   WARRANTY
              --------

         8.1 CSM warrants that Wafers delivered hereunder shall meet the applicable agreed upon acceptance criteria and the quality and reliability criteria and shall be free from defects in material and workmanship under normal use and service for a period of ************ from the date of shipment from CSM's facility. If, during such ************ period:

              8.1.1 CSM is notified promptly in writing upon discovery of any defect in the Wafers, including a detailed description of such defect; and

              8.1.2     such Wafer shall be returned F.O.B. to CSM's facility;
                        and

              8.1.3 CSM's examination of such Wafer disclose that such Wafer is defective and such defects are not caused by defective design, accident, abuse, misuse, neglect, improper installation, repair or alteration by someone other than CSM or its authorised representative, or improper testing or use, then within ** day's of receipt of Wafers by CSM, CSM shall, at Customer's sole option, either repair, replace, or credit customer for such Wafers.

         9.   **********************
              ----------------------

         9.1  ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************.

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.




         9.2  ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************.

         9.3  ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************************************************************
              ******************************************************************
              *************************.

         9.4 The Party seeking indemnity ("Party A") shall notify the other Party ("Party B") of any claim of infringement or of commencement of any suit, action, or proceedings alleging such infringement forthwith after receiving notice thereof. Party B shall have the right in its sole discretion and at its expense to participate in and control the defence of any such claim, suit, action or proceedings and in any and all negotiations with respect thereto, and Party A shall not settle any such claim, suit, action or proceedings without Party B's prior written approval which approval shall not be unreasonably withheld. Notwithstanding the aforesaid, Party B shall have the right, at its option and expense, at any time to obtain a license to modify the process or replace equipment or parts or components thereof to obviate or cure any infringement.


         10.  NEW TECHNOLOGY
              --------------

         10.1 DEVELOPMENT
              -----------

              The Parties recognise that development of new technologies is critical to the long term success of both Parties. *************
              *****************************************************************
              ************************. The Parties will negotiate in good faith whether to proceed with the development program taking into consideration, inter alia, the business potential of the new technologies. All technology developed separately by Customer shall be solely owned by

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.



              Customer. All technology developed separately by CSM shall be solely owned by CSM. The terms and conditions of any joint development, including without limitation the right of ownership shall be as agreed in writing between the Parties prior to such joint development.

         10.2 COST
              ----

              The cost of any new technology development program shall be borne as agreed by the Parties except for the standard technology that CSM offers or, to the extent CSM offers the technology roadmap referenced in Clause l5.1 of the Analog Devices Subscription Agreement including such part so offered, and excluding customer specific technology, which shall be borne by CSM.


         11.  TERM AND TERMINATION
              --------------------

         11.1 DURATION
              --------

              This Agreement will expire ** years commencing the earliest date that CSM achieves an installed capacity of ***** Wafers, unless extended by mutual agreement between the Parties hereto or earlier terminated pursuant to this provisions of this Agreement.

         11.2 MATERIAL DEFAULT
              ----------------

              Either Party may, at its option, terminate this Agreement if the other Party defaults in the performance of any material obligation hereunder and such default has not been corrected within ** days after receipt of written notice describing such default. Termination pursuant to this sub-clause 11.2 shall become effective upon the expiry of the said period of ** days.

         11.3 INSOLVENCY
              ----------

              Either Party may immediately terminate this Agreement by written notice to the other (without prior advance notice) in the event of the other Party or any company controlling it becoming bankrupt or insolvent or having made an assignment for the benefit of its creditors or having filed a petition or having a petition filed against it under any bankruptcy, corporate reorganisation or other law for the relief of debtors and not discharged within 60 days or having commenced or having had commenced against it dissolution or winding-up proceedings and not discharged within 60 days.

              Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.
                           Asterisks denote omissions.




         11.4 CSM'S RIGHT TO TERMINATE
              ------------------------

              In addition to the foregoing, CSM may immediately terminate this Agreement by written notice to the Customer (without prior advance notice):

              11.4.1    **********************************************
                        **********************************************
                        **********************************************
                        **********************************************
                        **********************************************
                        **********************************************
                        ***************.

              11.4.2 If during the term of this Agreement and in the event where CSM has not obtained a listing on a recognised stock exchange, Customer transfers or otherwise disposes of or loses title to its shares in CSM such that it holds less than the Minimum Threshold Level.

         11.5 PAYMENT UPON TERMINATION
              ------------------------

              In the event of termination of the Agreement by CSM pursuant to this Clause 11, CSM shall have the right to receive payment for all wafers-in-process proportional to the degree of finish and such payment together with all other amounts due from Customer shall become immediately due and payable by Customer to CSM. Customer may request and CSM may at its sole discretion agree to complete the wafers-in-process provided that Customer makes full payment in advance for such wafers-in-process.

         11.6 OTHER REMEDIES
              --------------

              The remedies referred to in this Clause shall be in addition to and not in lieu of any other remedies, including damages, which each Party may be entitled to hereunder at law or in equity as a result of a breach of this Agreement by the other Party.

         12.  TAXES
              -----

              The amounts payable by Customer under or in connection with this Agreement shall be exclusive of any goods and services tax (hereinafter called "tax") chargeable by any government, statutory or tax authority calculated by reference to the amounts received or receivable by CSM from Customer and which tax is payable by Customer. Customer shall pay the tax and CSM acting as the collecting agent for the government, statutory or tax authority shall be entitled to collect the tax from Customer in the manner and within the period prescribed in accordance with the applicable laws and regulations.

         13.  ARBITRATION AND GOVERNING LAW
              -----------------------------

         13.1 ARBITRATION
              -----------

              Except as otherwise expressly provided hereunder any dispute or controversy arising in connection with this Agreement which cannot be settled by mutual or amicable agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with those Rules. The place of arbitration shall be London. The arbitration shall be conducted in English.

         13.2 GOVERNING LAW
              -------------

              This Agreement shall be governed by the substantive laws of Singapore.


         14.  GENERAL
              -------

         14.1 MODIFICATIONS
              -------------

              This Agreement may be modified only by a written document signed by the authorized representatives of the Parties.

         14.2 NO ASSIGNMENT
              -------------

              Subject to Clause 2.4 and unless otherwise agreed in writing, this Agreement may not be assigned or subcontracted to any third party without the prior written consent of the other Party.

         14.3 FORCE MAJEURE
              -------------

              Neither Party shall be liable for any delay or default in the performance of its obligations under this Agreement caused by circumstances beyond the control and without the fault or negligence of such Party, including but not restricted to acts of God, acts of the public enemy, perils of navigation, fire, hostilities, war (declared or undeclared), blockade, labour disturbances, strikes, riots, insurrections, civil commotion, earthquakes, accidents or other cause(s) beyond the Party's control.

         14.4 COUNTERPARTS
              ------------

              This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         14.5 WAIVER
              ------

              Should either of the Parties fail to exercise or enforce any provision of this Agreement, or to waive any right in respect thereto, such failure or waiver shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce such provision or right or any other provision or right.

         14.6 SEVERABILITY
              ------------

              If any provision of this Agreement or the application thereof to any situation or circumstance shall be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each remaining provision shall be valid and enforceable to the fullest extent.

         14.7 NOTICES
              -------

              14.7.1 All notices, demands or other communications required or permitted to be given or made under or in connection with this Agreement shall be in writing and shall be sufficiently given or made (a) if delivered by hand or commercial courier, (b) sent by first class prepaid registered post or (c) sent by legible facsimile transmission (provided that a copy thereof is sent immediately thereafter by first class pre-paid registered post) addressed to the intended recipient at its address or facsimile number set out hereunder or to such other address or facsimile number as any Party may from time to time notify the other.

                        For CSM:
                        --------

                        2 Science Park Drive
                        Singapore Science Park
                        Singapore 0511
                        Facsimile number: (65) 777 3981
                        Attn: President

                        For Customer:
                        -------------

                        Bay F-1
                        Raheen Ind. Estate
                        Limerick, Ireland
                        Facsimile number: (353) 613 08448

                        With Copy to:

                        Analog Devices Inc.
                        One Technology Way
                        P.O. Box 9105
                        Norwood, MA 02062-9106
                        United States of America
                        Facsimile number: (617) 461 4100
                        Attn:  Vice President & General Manager

                        With Copy to:

                        Dr. Kenneth Lisiak
                        804 Woburn Street
                        Wilmington, MA 01887-34462
                        United States of America

              14.7.2 Any such notice, demand or communication shall be deemed to have been duly served (a) if delivered by hand or commercial courier, at the time of delivery; or (b) if made by successfully transmitted facsimile transmission, at the time of despatch (provided that immediately after such despatch, a copy thereof is sent by first class pre-paid registered post); or (c) if given or made by local mail within Singapore two (2) days after posting and if given or made by airmail, seven (7) days after posting (and in proving the same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted).

         14.8 DUE EXECUTION
              -------------

              Each Party represents and warrants to the other that this Agreement has been duly authorized and executed and that this Agreement constitutes a valid and binding obligation of such Party.


         IN WITNESS WHEREOF the Parties hereto have entered into this Agreement as of the day and year first above written.



         Signed by TAN BOCK SENG            )
         for and on behalf of CHARTERED     )
         SEMICONDUCTOR                      )  /S/ TAN BOCK SENG
         MANUFACTURING PTE LTD              )
         in the presence of:                )


              /S/ LINDA CHANG
              ------------------------------
              Signature of witness
              Name of witness:  Linda Chang
              Designation:  Counsel


         Signed by JOSEPH E. MCDONOUGH      )
         for and on behalf of               )
         ANALOG DEVICES, INC.               ) /S/ JOSEPH E. MCDONOUGH
         in the presence of:                )


              /S/ WILLIAM A. WISE, JR.
              ------------------------------
              Signature of witness
              Name of witness:  William A. Wise, Jr.
              Designation:  Corp. Counsel